EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Closes US$11.1 Million Debt Financing

Funding to accelerate development of licenses and acquisitions

VANCOUVER, B.C., CANADA (July 20, 2021) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator, is pleased to announce that it has closed a US$11.1 million debt financing (the “Loan”) with related entities to FocusGrowth Asset Management, LP (collectively, “FGAM”).

Under the terms of the Loan, the Company can immediately draw the initial term loan of US$6.67 million of which US$6 million in funds is advanced to the Company and the Company can draw on the delayed draw term loan of US$4.44 million prior to December 31, 2021 of which US$4 million in funds will be advanced to the Company. The Loan matures in four years and bears interest at a rate of 13% per annum payable on the first day of each month hereafter. There are fees, financial covenants, and prepayment fees associated with the Loan as well as a security agreement and other related agreements. As part of the terms of the Loan, the Company has issued an aggregate of 8,000,000 common stock purchase warrants (each, a “Warrant”) to FGAM of which 4,800,000 Warrants will entitle the holder to acquire shares of common stock (each, a “Warrant Share”) at an exercise price of US$0.40 per Warrant Shares until July 19, 2025 and 3,200,000 Warrants will be held in escrow by the Company and released to FGAM at the time the Company draws on the delayed draw term loan, or cancelled if the Company does not draw on the delayed draw term loan, which will entitle the holder to acquire a Warrant Share at an exercise price of US$0.45 per Warrant Share until July 19, 2025. The material terms of the Loan will be described in a Current Report on Form 8-K to be filed by the Company on or about July 23, 2021.

The proceeds from the Loan will be used to (a) fund capital expenditures for existing and future projects, and (b) provide the necessary capital to help fund the Company’s growing pipeline of future growth opportunities.

“Over the last several quarters, we have demonstrated significant growth in revenue, EBITDA, and our asset base – including record financial results in our most recently reported quarter - by focusing on operations and opportunities in the rapidly growing U.S. cannabis space,” said Michael Mills, CEO of Body and Mind. “This financing allows the Company to advance growth initiatives and grow revenues through development projects, acquisitions, brand expansion and license applications. We look forward to working with the FocusGrowth team who have significant industry experience and deep cannabis domain knowledge.”

“These funds are perfectly timed to advance our 100%-owned California manufacturing facility that received local approval this past June,” said Trip Hoffmann, COO of Body and Mind. “Our growing pipeline of opportunities remains robust, and this financing will help us to scale within the jurisdictions where we currently operate as well as pursue strategic opportunities to expand into new regions.”

“FocusGrowth is excited to be a financing partner of Body and Mind as the Company continues to grow, expand its multi-state footprint and drive value creation for all stakeholders”, said John Lykouretzos, CEO of FGAM.

The term note in the amount of US$6.67 million issued by the Company pursuant to the Loan (the “Note”) as well as the Warrants issued to FGAM have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from the registration requirements under the U.S. Securities Act, and applicable state securities laws. This press release shall not constitute an offer of securities for sale or a solicitation of offers to buy any securities nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

The Note and the Warrants issued pursuant to the Loan are “restricted securities” as defined under Rule 144(a)(3) of the U.S. Securities Act and contain the appropriate restrictive legends as required under the U.S. Securities Act. In addition, the Note and the Warrants are subject to a statutory hold period in Canada of four months and one day following the closing date in accordance with applicable Canadian securities laws, which shall expire on November 20, 2021.

About Body and Mind Inc.

BaM is an operations focused multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

FocusGrowth Asset Management, LP and FocusGrowth Capital Partners LP

FGAM was formed to bring deep industry, domain and capital solutions expertise to address the cannabis industry’s complex financial, legal, regulatory and operational issues. FGAM invests in all verticals of the fast-growing cannabis industry through FocusGrowth Capital Partners LP (the “Fund”). The Fund is a private equity and debt partnership investing in the legal cannabis industry, focused on supporting the growth of leading businesses and management teams.

Additional information on FGAM and the Fund may be found at https://www.focusgrowth.com/.

For further information, please contact:

Investor Relations

Jonathan Paterson
+1 203 862 0492
Jonathan.Paterson@HarborAccessLLC.com

Eric Balshin
+1 647 499 3746
eric@sophiccapital.com

Company Contact:

Michael Mills
CEO
Tel: 800-361-6312
ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.